UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 16, 2005
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                               INFOCROSSING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                0-20824          13-3252333
      -------------------------------   -----------   ------------------
      (State or other Jurisdiction of   Commission      (IRS Employer
       Incorporation or Organization)   File Number   Identification No.)



             2 Christie Heights Street Leonia, New Jersey     07605
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             (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (201) 840-4700
                                                           --------------
                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

     This report may contain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; technological changes; retention of customers; the Company's dependence upon third-party suppliers; retention of customers; intellectual property rights; difficulties with the integration of Infocrossing West, Inc. f/k/a ITO Acquisition Corporation d/b/a Systems Management Specialists and Infocrossing Healthcare Services, Inc. and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 2.01     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 16, 2005, the Company announced its results of operations and financial condition for the year and quarter ended December 31, 2004 by means of the press release attached hereto as exhibit 99.

The Company also announced a conference call for investors and analysts on Wednesday March 16, 2005 at 11:00 a.m. EST to discuss results for the Company's fourth quarter and full year 2004. A recorded web cast of the conference call will be available for 30 days on the Company's website at http://www.infocrossing.com. An audio replay of the conference call will be available from 12:30 p.m. EST on Wednesday, March 16, through midnight EST on Wednesday March 22, at 973-341-3080. The password for the replay is 5813524.

ITEM 7.01     REGULATION FD DISCLOSURE

In the press release noted above, the Company also provided the following guidance for the first quarter ending March 31, 2005 and the year ending December 31, 2005:

The Company's previously issued 2005 revenue projections of $167.0 million to $170.0 remain unchanged. The Company's pretax income projection also remains unchanged. As a result of the release of $12.5 million of its deferred tax valuation allowance as of December 31, 2004, the anticipated tax rate will change from 33.0% to 40.0% for 2005, resulting in approximately $0.08 to $0.09 reduction in forecasted EPS. In addition, previous guidance of 25.8 million shares has been updated to 27.7 million shares. As a result, EPS is reduced by an additional $0.06, resulting in revised in EPS guidance of $0.72 to $0.74 and net income of $18.2 million to $18.8 million for 2005. The Company noted that fiscal 2005 EPS does not reflect the impact of expensing options FASB-123(R), effective July 1, 2005.

For the first quarter of fiscal 2005, the Company expects revenue of $37.2 million, net income of approximately $2.6 million, EPS of approximately $0.11 and fully diluted shares outstanding of approximately 27.7 million shares.


ITEM 9.01(c)

EXHIBITS.

        99     Press release of the Company dated March 16, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INFOCROSSING, INC.


Date:  March 17, 2005                    By:   /s/ NICHOLAS J. LETIZIA
                                              ----------------------------------
                                              Nicholas J. Letizia
                                              SVP, General Counsel & Secretary